UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 21, 2014
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15373 (Commission File Number)	43-1706259 (IRS Employer Identification No.)
150 N. Meramec, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)
Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The annual meeting of the stockholders of the Company was held on May 21, 2014. The following proposals were submitted by the Board of Directors to a vote of the Company's stockholders and the final results of the voting on each proposal is noted below. Proxies were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. There was no solicitation in opposition to management's nominees or proposals.
All nominees for Directors were elected with the following votes cast:

	ELECTION OF DIRECTORS*

	For	Withheld	Broker Non-Votes
Peter F. Benoist	13,063,048	51,499	2,546,173
Michael A. DeCola	13,060,537	54,010	2,546,173
William H. Downey	13,044,923	69,624	2,546,173
John S. Eulich	13,060,537	54,010	2,546,173
Robert E. Guest, Jr.	13,046,448	68,099	2,546,173
James M. Havel	13,036,793	77,754	2,546,173
Judith S. Heeter	13,054,968	59,579	2,546,173
Birch M. Mullins	13,061,248	53,299	2,546,173
James J. Murphy, Jr.	13,044,648	69,899	2,546,173
Brenda D. Newberry	13,057,539	57,008	2,546,173
Sandra A. Van Trease	12,992,628	121,919	2,546,173

*Vote tally for Directors is reported on a non-cumulative basis.

Proposal A, concerning the ratification of the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for fiscal year 2014 was approved by the stockholders with the following votes cast:

For	Against	Abstain	Broker Non-Votes
15,378,000	149,479	133,241	—

Proposal B, an advisory (non-binding) vote on the Company's executive compensation was approved by the stockholders with the following votes cast:

For	Against	Abstain	Broker Non-Votes
12,982,126	77,467	54,954	2,546,173

Proposal C, an advisory (non-binding) vote on the frequency of the advisory vote on executive compensation, had the following votes cast by the stockholders:

1 Year	2 Years	3 Years	Abstain
12,067,643	172,329	830,019	44,556

In light of the voting results with respect to this proposal, the Company has decided to hold a shareholder advisory vote every year to approve the compensation of the Company's named executive officers until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting in 2020.

Proposal D, concerning an amendment to the certificate of incorporation, as amended, to eliminate cumulative voting was approved by the stockholders with the following votes cast:

For	Against	Abstain	Broker Non-Votes
12,354,421	753,076	7,050	2,546,173

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	May 22, 2014	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller